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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  October 27, 1997


                              POLYMER GROUP, INC.
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            (Exact name of registrant as specified in its charter)


   Delaware                     1-14330                      57-1003983
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(State or other         (Commission File Number)            (IRS Employer
jurisdiction of                                          Identification No.)
incorporation)
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4838 Jenkins Avenue, North Charleston, SC                             29405
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:            (803) 566-7293
                                                               --------------




                                 Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
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          On October 27, 1997, the Company issued a press release announcing the intent of DT Acquisition Inc., a Canadian affiliate of the Company, to commence a tender offer to purchase all of the outstanding Common Shares and all of the First Preferred Shares of Dominion Textile Inc., a corporation organized under the laws of Canada. The October 27, 1997 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

               99.1 Press Release dated October 27, 1997, issued by Polymer Group, Inc.


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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    POLYMER GROUP, INC.


Dated:    November 11, 1997         By:  /s/ JAMES G. BOYD
                                         ---------------------------------------
                                         James G. Boyd
                                         Executive Vice President and Chief
                                         Financial Officer
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                               INDEX TO EXHIBITS

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Exhibit
Number                               Exhibit
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
99.1       Press Release dated October 27, 1997, issued by Polymer Group, Inc.

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